Exhibit 10.1

FIRST AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF FEBRUARY 1, 2019

AMONG

CHESAPEAKE ENERGY CORPORATION,
AS THE BORROWER,

MUFG UNION BANK, N.A.,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS
PARTY HERETO

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated as of February 1, 2019, is among Chesapeake Energy Corporation, an Oklahoma corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each Lender (as defined below) party hereto, and MUFG Union Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
A.The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Amended and Restated Credit Agreement dated as of September 12, 2018 (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”).
B.The Borrower gives notice to the Administrative Agent that three of the Borrower’s Subsidiaries, Coleburn Inc., a Delaware corporation (“Merger Sub”), Brazos Valley Longhorn, L.L.C., a Delaware limited liability company (“WildHorse LLC”), and Brazos Valley Longhorn Finance Corp., a Delaware corporation (“WildHorse Co-Issuer” and collectively with Merger Sub and WildHorse LLC, “Wildhorse”), together with the other Subsidiaries of WildHorse LLC set forth on Appendix I hereto after giving effect to the WildHorse Mergers, are hereby designated as Unrestricted Subsidiaries (the “Designated Unrestricted Subsidiaries”).
C.The Borrower confirms that, after giving effect to the designations of each of the Designated Unrestricted Subsidiaries as an Unrestricted Subsidiary, (i) no Event of Default shall have occurred and be continuing, (ii) the Borrower is in compliance with the Financial Performance Covenants on a Pro Forma Basis, (iii) each of such Designated Unrestricted Subsidiaries is in compliance with Section 9.8(c) of the Credit Agreement, (iv) the Borrower is in compliance with Section 10.5 of the Credit Agreement, and (v) no such Unrestricted Subsidiary is a “restricted subsidiary” under, or guarantor of, the Indentures or any Permitted Additional Debt. In reliance on the foregoing confirmation and the designation of each of the Designated Unrestricted Subsidiaries as an Unrestricted Subsidiary, the Administrative Agent and the Lenders party hereto hereby confirm that (x) none of the Designated Unrestricted Subsidiaries or any of their respective Subsidiaries, now or hereafter existing (for the avoidance of doubt, WildHorse Co-Issuer is a Subsidiary of WildHorse LLC before and after giving effect to the WildHorse Mergers and the other Subsidiaries of WildHorse LLC, after giving effect to the WildHorse Mergers, are set forth on Appendix I hereto), is required by Section 9.9 of the Credit Agreement to become a Guarantor and (y) the Stock and Stock Equivalents issued by Merger Sub, WildHorse LLC, WildHorse Co-Issuer and their respective Subsidiaries, now or hereafter existing, are Excluded Stock.
D.The Borrower, Merger Sub and WildHorse Resource Development Corp. (“WildHorse Corp.”) are parties to that certain Agreement and Plan of Merger dated as of October 29, 2018 (as amended or supplemented, the “WildHorse Merger Agreement”).

Contemporaneously with the effectiveness of this Amendment, (1) WildHorse Corp. will merge into Merger Sub, with WildHorse Corp. as the survivor, whereupon WildHorse Corp. will merge into WildHorse LLC, with WildHorse LLC as the survivor, (such mergers are collectively referred to herein as the “WildHorse Mergers”), (2) WildHorse LLC, as successor to WildHorse Corp., will become obligated as the borrower under that certain Credit Agreement (as amended, restated, modified and supplemented from time to time, the “WildHorse Revolver”) dated as of December 19, 2016 with the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for such lenders, and (3) WildHorse LLC and WildHorse Co-Issuer will assume all of the obligations of WildHorse Corp. under that certain Indenture (as amended, restated, modified and supplemented from time to time, the “WildHorse Indenture”) dated as of February 1, 2017 among WildHorse Corp., the guarantors party thereto and U.S. Bank National Association, as trustee.
E.The Borrower has requested, and the Majority Lenders have agreed, to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein to (a) provide an explicit procedure for an Unrestricted Subsidiary to become a Restricted Subsidiary, (b) allow certain Investments to be made in WildHorse LLC, and (c) otherwise amend the Credit Agreement as provided in this Amendment.
F.NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.     Definitions. Each capitalized term which is defined in the Credit Agreement but which is not defined in this Amendment, shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.1. The following defined terms are hereby added to Section 1.1 in appropriate alphabetical order to read as follows:
“Merger Sub” means Coleburn Inc., a Delaware corporation.
“Permitted WildHorse Investment” means cash Investments (in addition to those permitted by Section 10.5(d)) by the Borrower in WildHorse LLC for so long as WildHorse LLC is an Unrestricted Subsidiary, not to exceed $405,000,000 and immediately after giving effect to such Investment, the Borrower shall be in compliance with the Financial Performance Covenants on a Pro Forma Basis.
“WildHorse” means at any time, collectively, such of Merger Sub, WildHorse LLC, and WildHorse Co-Issuer as then exists.
“WildHorse Co-Issuer” means Brazos Valley Longhorn Finance Corp., a Delaware corporation.

“WildHorse Corp.” means WildHorse Resource Development Corporation, a Delaware corporation.
“WildHorse LLC” means Brazos Valley Longhorn, L.L.C., a Delaware limited liability company.
2.2    Amendment of Section 9.8. There is hereby added to Section 9.8 a new Section 9.8(d), which shall read in its entirety as follows:
(d)    The Borrower may redesignate by written notification thereof to the Administrative Agent, any Unrestricted Subsidiary as a Restricted Subsidiary if immediately after giving effect to such redesignation (i) no Event of Default shall have occurred and be continuing, (ii) the Borrower shall be in compliance with the Financial Performance Covenants on a Pro Forma Basis and (iii) the Borrower and such Subsidiary shall be in compliance with Section 9.9. The redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence, at the time of such redesignation, of any Investment, Indebtedness and Liens of such Subsidiary; upon such redesignation, the amount of any Investment in such Unrestricted Subsidiary made in reliance on Section 10.5(q) shall be deemed not to have been so made, and thus available (to the extent, together with other Investments (measured as provided therein) made in reliance on Section 10.5(q), not in excess of 15% of the then-existing Adjusted Consolidated Net Tangible Assets) for Investment by the Borrower in accordance with Section 10.5(q).
2.3    Amendment of Section 10.3(b). Section 10.3(b) is hereby amended to replace the first reference to “Guarantor” therein with “Restricted Subsidiary”.
2.4    Amendment of Section 10.4(a)(xi). Section 10.4(a)(xi) is hereby amended to read in its entirety as follows:
(xi)    the unwinding, terminating and/or offsetting of any Hedge Agreement will be permitted (subject to the terms of Section 2.14(h)); but no later than one Business Day after the date of consummation of any unwinding, terminating and/or offsetting of any Scheduled Hedge Agreement, the Borrower shall provide notice to the Administrative Agent of such unwinding, terminating and/or offsetting of such Scheduled Hedge Agreement and the Borrowing Base shall be adjusted in accordance with the provisions of Section 2.14(h); provided, that to the extent that the Borrower is notified by the Administrative Agent that a Borrowing Base Deficiency could result from an adjustment to the Borrowing Base resulting from such unwinding, terminating and/or offsetting of any Scheduled Hedge Agreement, after the consummation of such unwinding, terminating and/or offsetting of such Scheduled Hedge Agreement, the Borrower shall have received net cash proceeds, or shall have cash on hand, sufficient to eliminate any such potential Borrowing Base Deficiency;

2.5    Amendment of Section 10.5.
(a)    Section 10.5 is here by amended by replacing subparagraph numbers (b) through (r) with subparagraph numbers (a) through (q) such that subparagraph (b) is subparagraph (a) and subparagraph (c) is subparagraph (b), etc.
(b)    There is hereby added to Section 10.5 a new Section 10.5(r) following Section 10.5(q), which shall read in its entirety as follows:
(r)    the Permitted WildHorse Investment.
2.6    Amendment of Article X. There is hereby added to Article X a new Section 10.16 following Section 10.15, which shall read in its entirety as follows:
10.16.    WildHorse LLC. The Borrower will not own, directly or indirectly, less than 100% of the Equity Interests of WildHorse LLC for so long as it is designated as an Unrestricted Subsidiary.
Section 3.    Effectiveness. This Amendment shall become effective on the date on which each of the conditions set forth in this Section is satisfied (the “Effective Date”):
3.1    The Administrative Agent shall have received evidence that the WildHorse Mergers have occurred.
3.2    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from (a) the Borrower, (b) each Guarantor, (c) the Administrative Agent, and (d) Lenders constituting at least the Majority Lenders.
3.3    The Administrative Agent shall have received a duly executed copy of that certain Sixth Amendment to Credit Agreement, dated as of February 1, 2019, among WildHorse LLC (as successor by merger to WildHorse Corp.), the guarantors party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent for such lenders.
3.4    No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately before and after giving effect to the terms of this Amendment.
3.5    All representations and warranties made by any Credit Party in the Credit Agreement or in the other Credit Documents are, to the knowledge of an Authorized Officer of the Borrower, true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) as of such earlier date).

3.6    The Administrative Agent shall have received a certificate of the Borrower, dated as of the effective date of the WildHorse Mergers, substantially in the form of Exhibit C to the Credit Agreement.
3.7    The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower certifying that the WildHorse Mergers have occurred or are concurrently occurring in accordance with the terms of the WildHorse Merger Agreement (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto).
3.8    As of the effective date of the WildHorse Mergers, the Borrower shall be in compliance, on a Pro Forma Basis, with the Financial Performance Covenants.
3.9    All fees required to be paid pursuant to Section 13.5 to the extent invoiced at least three Business Days before the Effective Date (except as otherwise reasonably agreed by the Borrower) shall have been or will be substantially simultaneously paid.
3.10    The Administrative Agent and the Lenders shall have received all documentation and other information (including Beneficial Ownership Certifications) about WildHorse as shall have been reasonably requested in writing by the Administrative Agent or such Lenders at least seven calendar days before the Effective Date and as is mutually agreed to be required by U.S. regulatory authorities under applicable “know your customer,” beneficial ownership and anti-money laundering rules and regulations, and Beneficial Ownership Regulation, including the Patriot Act and if WildHorse qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in respect of the Borrower, in each case, that has been requested in writing by the Administrative Agent or any Lender not less than ten Business Days before the Effective Date.
Section 4.    Miscellaneous.
4.1    The Borrower represents and warrants to the Lenders that, after giving effect to the designations of each of the Designated Unrestricted Subsidiaries as an Unrestricted Subsidiary, (i) no Event of Default shall have occurred and be continuing, (ii) the Borrower is in compliance with the Financial Performance Covenants on a Pro Forma Basis, (iii) each of such Designated Unrestricted Subsidiaries is in compliance with Section 9.8(c) of the Credit Agreement, (iv) the Borrower is in compliance with Section 10.5 of the Credit Agreement, and (v) no such Unrestricted Subsidiary is a “restricted subsidiary” under, or guarantor of, the Indentures or any Permitted Additional Debt.
4.2    (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
4.3    Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents, or any future defaults of the same provision waived hereunder (collectively “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.
4.4    The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
4.5    This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
4.6    THE CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.7    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CHESAPEAKE ENERGY CORPORATION

	By:	/s/ Erik S. Fares
	Name:	Erik S. Fares
	Title:	Vice President and Treasurer

GUARANTORS:	CHESAPEAKE LOUISIANA, L.P.

	By:	/s/ Erik S. Fares
	Name:	Erik S. Fares
	Title:	Vice President and Treasurer

EMPRESS LOUISIANA PROPERTIES, L.P.

	By:	/s/ Erik S. Fares
	Name:	Erik S. Fares
	Title:	Vice President and Treasurer

CHESAPEAKE EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C.
CHESAPEAKE E&P HOLDING, L.L.C. (formerly known as Chesapeake E&P Holding Corporation)
CHESAPEAKE ENERGY LOUISIANA CORPORATION
CHESAPEAKE NG VENTURES CORPORATION
CHK ENERGY HOLDINGS, INC.
SPARKS DRIVE SWD, INC.
WINTER MOON ENERGY CORPORATION
CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHESAPEAKE ENERGY MARKETING, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE OPERATING, L.L.C.,
CHESAPEAKE PLAINS, LLC
CHESAPEAKE PLAZA, L.L.C.
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.
CHK UTICA, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMLP, L.L.C.
EMPRESS, L.L.C.
GSF, L.L.C.
MC LOUISIANA MINERALS, L.L.C.
MC MINERAL COMPANY, L.L.C.
MIDCON COMPRESSION, L.L.C.
NOMAC SERVICES, L.L.C.
NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.
CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.,
each as a Guarantor

By:	/s/ Erik S. Fares
Name:	Erik S. Fares
Title:	Vice President and Treasurer

MUFG UNION BANK, N.A., as Administrative Agent, Co-Syndication Agent, Letter of Credit Issuer, Swingline Lender and Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

MUFG BANK, LTD., as Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

WELLS FARGO BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ John Mammen
Name:	John Mammen
Title:	Director

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Debra Hrelja
Name:	Debra Hrelja
Title:	Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Greg M. Hall
Name:	Greg M. Hall
Title:	Vice President

BMO HARRIS BANK N.A., as Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

CITICORP NORTH AMERICA, INC., as Letter of Credit Issuer and Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Letter of Credit Issuer and Lender

By:	/s/ Parker Laville
Name:	Parker Lavlle
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

MIZUHO BANK, LTD., AS LETTER OF CREDIT ISSUER, as Letter of Credit Issuer and Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as Letter of Credit Issuer and Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

ABN AMRO CAPITAL USA LLC, as Letter of Credit Issuer and Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Executive Director

DNB CAPITAL LLC, as Lender

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

By:	/s/ Einar Gulstad
Name:	Einar Gulstad
Title:	Senior Vice President

EXPORT DEVELOPMENT CANADA, as Lender

By:	/s/ Trevor Mulligan
Name:	Trevor Mulligan
Title:	Financing Manager

By:	/s/ Michael Lambe
Name:	Michael Lamb
Title:	Financing Manager

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., AS LENDER

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Vice President

NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Director

By:	/s/ Brian O'Keefe
Name:	Brian O'Keefe
Title:	Vice President

APPENDIX I

OTHER SUBSIDIARIES OF
BRAZOS VALLEY LONGHORN, L.L.C.
after giving effect to the
WildHorse Mergers

WILDHORSE RESOURCES II, LLC, a Delaware limited liability company
ESQUISTO RESOURCES II, LLC, a Texas limited liability company
WHE ACQCO., LLC, a Delaware limited liability company
WHR EAGLE FORD LLC, a Delaware limited liability company
BURLESON SAND LLC, a Delaware limited liability company
WHCC INFRASTRUCTURE LLC, a Delaware limited liability company
WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC, a Delaware limited liability company
PETROMAX E&P BURLESON, LLC, a Texas limited liability company
BURLESON WATER RESOURCES, LLC, a Texas limited liability company

Appendix I